Measures in the Argentine economy	12 Months Ended
Dec. 31, 2023
Measures in the Argentine economy
Measures In The Argentine Economy

22. Measures in the Argentine economy

On December 10, 2023, new government authorities took office, which authorities issued a series of measures among whose main objectives the following stand out: flexibility of regulations for economic development, reduction of expenses towards reducing fiscal deficit, reduction of subsidies, among others. Within the context of the new government, there was a significant devaluation of the Argentine peso which was reflected on the official exchange rate.

Foreign exchange market

As from December 2019, the BCRA issued a series of communications whereby it extended indefinitely the regulations on Foreign Market and Foreign Exchange Market issued by BCRA that included regulations on exports, imports and previous authorization from BCRA to access the foreign exchange market to transfer profits and dividends abroad, as well as other restrictions on the operation in the foreign exchange market.

Particularly, as from September 16, 2020, Communication “A” 7106 established, among other measures referred to human persons, the need for refinancing the international financial indebtedness for those loans from the non-financial private sector with a creditor not being a related counterparty of the debtor expiring between October 15, 2020 and March 31, 2021. The affected legal entities were to submit before the Central Bank a refinancing plan under certain criteria: that the net amount for which the foreign exchange market was to be accessed in the original terms did not exceed 40% of the capital amount due for that period and that the remaining capital had been, as a minimum, refinanced with a new external indebtedness with an average life of 2 years. This point shall not be applicable when indebtedness is taken from international entities and official credit agencies, among others. On February 25, 2021, through Communication “A” 7230, BCRA broadened the regulation scope to all those debt installments higher than USD 2 million becoming due between April 1 and December 31, 2021. The effects of these regulations for the Company are described in Note 13.3.3. and 13.3.11. Moreover, on March 3, 2022 and October 13, 2022, through Communications “A” 7466 and "A" 7621, BCRA broadened the regulation scope to all those debt installments higher than USD 2 million becoming due until December 31, 2022 and December 31, 2023, respectively. The effects of this regulation for the Company are described in Note 13.3.11.

As of the issuance date of these financial statements, after the new authorities took office on December 10, 2023, the restrictions for the payment of imports made after December 13, 2023 were reduced, while other BCRA restrictions to access to the Unique and Free Exchange Rate Market and to operate in the exchange rate market still apply.

Income Tax

On June 16, 2021, the Argentine Executive Power passed Law No. 27630, which established changes in the corporate income tax rate for the fiscal periods commencing as from January 1, 2021. Such law establishes payment of the tax based on a structure of staggered rates regarding the level of accumulated taxable net income. The estimated amounts in this scale will be annually adjusted as from January 1, 2022, considering the annual variation of the consumer price index provided by the INDEC corresponding to October of the year prior to the adjustment compared with the same month of the previous year. For fiscal year 2022 the applicable scale was the following: 25% up to an accumulated taxable net income of 7.6 million Ps.; 30% for the excess of such amount up to 76 million Ps.; and 35% for the excess of such amount. For fiscal year 2023 the applicable scale is the following: 25% up to an accumulated taxable net income of 14.3 million Ps.; 30% for the excess of such amount up to 143 million Ps.; and 35% for the excess of such amount.